                            SCHEDULE 14C INFORMATION
      Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ___)


Check the appropriate box:
/X/    Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))
/ /    Definitive Information Statement


                        AON ASSET MANAGEMENT FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/    $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14c-5(g).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

/ /    Fee previously paid with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                                                                    S&A
                                                                   DRAFT 3/19/96

                        AON ASSET MANAGEMENT FUND, INC.
                             6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA  23230


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF AON ASSET MANAGEMENT FUND, INC.
                          TO BE HELD ON APRIL 24, 1996



         Notice is hereby given that a special meeting of the shareholders of the Aon Asset Management Fund, Inc. (the "Fund") will be held at __:__ _.m., local time, on Wednesday, April 24, 1996 in the Board Room, 8th floor, Life of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230 for the following purposes:

         (1) To approve or disapprove a proposed Administration Agreement, among the Fund, Forth Financial Securities Corporation and Aon Advisors, Inc., in the form appended hereto as Exhibit A;

         (2)  To elect five directors of the Fund; and

         (3) To consider ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund for the 1996 fiscal year.

         As a shareholder of record at the close of business on March __, 1996, you have the right to vote your Fund shares in person or by proxy at the meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.





March __, 1996                                     John J. Palmer
                                                   President

                        AON ASSET MANAGEMENT FUND, INC.
                             6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA  23230


                             INFORMATION STATEMENT



         This Information Statement is being furnished on behalf of Aon Asset Management Fund, Inc. (the "Fund") and relates to a Special Meeting of Shareholders of the Fund (the "Special Meeting"), to be held Wednesday, April 24, 1996 at __:__ _.m., in the Board Room, 8th floor, Life of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The approximate mailing date of this Information Statement is March __, 1996. At this meeting, shareholders of the Fund will be asked:

         (1) To approve or disapprove a proposed Administration Agreement, among the Fund, Forth Financial Securities Corporation and Aon Advisors, Inc., in the form appended hereto as Exhibit A;

         (2)  To elect five directors of the Fund; and

         (3) To consider ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund for the 1996 fiscal year.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

         The Fund's investment advisor is Aon Advisors, Inc. ("AAI"), with offices at 6604 West Broad Street, Richmond, Virginia 23230, and 123 North Wacker Drive, Chicago, Illinois 60606. AAI, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly-owned subsidiary of Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606, a holding company whose common stock is listed on the New York Stock Exchange. AAI serves as investment advisor of the two portfolios of the Fund, the Money Market Portfolio and the Flexible Asset Allocation Portfolio, under the oversight and supervision of the board of directors of the Fund and pursuant to respective Investment Advisory Agreements dated January 27, 1994 and April 26, 1995.

         The Fund's shares are distributed by Forth Financial Securities Corporation ("FFSC"), 6610 West Broad Street, Richmond, Virginia 23230, a wholly-owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"). FFRL is a wholly-owned subsidiary of Aon Corporation. FFSC also provides administrative services to the Fund pursuant to an Administration Agreement among the Fund, AAI and FFSC.

         On December 26, 1995, Aon Corporation announced that it had agreed to sell its The Life Insurance Company of Virginia ("Life of Virginia") subsidiary to General Electric Capital Corporation ("GECC"). The sale is expected to close on or about April __, 1996. In connection with its sale of Life of

Virginia, Aon Corporation has also agreed to sell all of the stock of FFRL to GECC. As a result of such pending transactions, Aon Corporation has notified the Fund of its desire that the board of directors of the Fund be reconstituted to comprise primarily directors who are neither affiliated persons of Life of Virginia or FFSC nor currently serving as directors of Life of Virginia Series Fund, Inc. ("LOVSF"), another registered investment company of which Life of Virginia is the sponsor. To this end, Aon Corporation and certain of its subsidiaries, which as of March 13, 1996 collectively beneficially owned 82.21% of the outstanding Class A shares and 98.84% of the outstanding Class B shares which constitutes _____% of the total outstanding shares of capital stock of the Fund, have requested pursuant to the Fund's By-Laws that the Fund call a special meeting of shareholders of the Fund to consider the election of five nominees proposed by Aon Corporation and such subsidiaries as new directors of the Fund (the "New Board"). If the New Board is elected, each current member of board of directors of the Fund would resign and the term of office of each such person as a director of the Fund would thereupon terminate.

         Aon Corporation and its subsidiaries which are shareholders of the Fund have notified the Fund that, if the New Board is elected, it is expected that the New Board will thereafter consider proposals to approve, and to the extent necessary to seek shareholder approval of, certain changes relating to the operation of the Fund, which may include but are not necessarily limited to proposals (i) to reorganize the Fund as a Delaware business trust, an action that, among other things, is expected to allow the Fund to offer unlimited series and classes of capital stock and may result in a change in the Fund's name, (ii) to replace FFSC with Aon Securities Corp., an indirect wholly-owned subsidiary of Aon Corporation, as the Fund's distributor, (iii) assuming the approval of Proposal No. 1, to replace FFSC with another firm as the Fund's administrator, (iv) to replace those executive officers of the Fund who are affiliated with Life of Virginia or FFSC with persons who are not so affiliated, (v) to consider whether to retain Firstar Trust Company ("Firstar") as the Fund's custodian, transfer agent and accounting agent or replace Firstar with one or more other firms and (vi) to approve a distribution plan as contemplated by Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for the Fund.

RECORD DATE AND OUTSTANDING SHARES

         Every holder of record of shares of capital stock of the Fund at the close of business on March __, 1996 will be entitled to vote at the special meeting in person or by proxy. As of such date, each Portfolio of the Fund had outstanding the number of shares of capital stock set forth opposite such Portfolio below:

         Money Market Portfolio (Class A)                            __________
         Flexible Asset Allocation Portfolio (Class B)               __________

         As provided in the Fund's Amended and Restated Articles of Incorporation ("Articles"), each holder of capital stock of the Fund shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of capital stock, irrespective of class, then standing in his or her name on the books of the Fund. Therefore, all shares of capital stock outstanding and entitled to vote shall be voted in the aggregate and not by class. No shares of capital stock of the Fund have cumulative voting rights.

         The table below lists the shareholders owning, as of March 13, 1996, 5% or greater of any class of the outstanding shares of capital stock of the
Fund:

-------------------------------------------------------------------------------------------------------------
        (1)                       (2)                               (3)                              (4)
                                                                  Amount and                        Percent
                          Name and Address                         Nature of                          of
Title of Class            of Beneficial Owner               Beneficial Ownership                     Class
-------------------------------------------------------------------------------------------------------------
Class A                   Aon Risk Services PFTA            153,505,000                            40.41
                          [insert address]                  directly owned shares

Class A                   Rollins Hudig Hall                128,750,000                            33.89
                          [insert address]                  directly owned shares

Class A                   Rollins Hudig Hall-NY             29,665,000                              7.81
                          [insert address]                  directly owned shares

Class B                   Combined Insurance Company        5,404,961.523                          75.40
                          [insert address]                  directly owned shares

Class B                   Virginia Surety Company           1,680,140.199                          23.44
                          [insert address]                  directly owned shares


         Each of the shareholders listed in the table above is a direct or indirect wholly-owned subsidiary of Aon Corporation. Therefore, Aon Corporation may be deemed to be the beneficial owner of all of the shares listed above.

         THE FUND WILL DELIVER TO ITS SHAREHOLDERS A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT MAY WRITE THE FUND AT 6610 WEST BROAD STREET, RICHMOND, VIRGINIA, OR CALL (800) 866-3555.

                             ---------------------

                                 PROPOSAL NO. 1

              APPROVAL OR DISAPPROVAL OF ADMINISTRATION AGREEMENT

                             ---------------------

         FFSC currently provides administrative services to the Fund pursuant to an Administration Agreement (the "Agreement") among the Fund, AAI and FFSC. The Agreement provides that it shall automatically terminate in the event of its assignment (as "assignment" is defined in the 1940 Act). FFSC is a wholly-owned subsidiary of FFRL, which is a wholly-owned subsidiary of Aon Corporation. In connection with its sale of Life of Virginia, Aon Corporation has agreed to sell all of the stock of FFRL to GECC. The sale of all of FFRL's stock to GECC will result in a change of control of FFSC. Such change in control will constitute an assignment, thereby terminating the Agreement.

         In order to maintain the administrative services provided for the Fund by FFSC, the board of directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, has determined to approve a new Administration Agreement (the "New Agreement") among the Fund, AAI and FFSC.

         A copy of the New Agreement is attached to this Information Statement as Exhibit A. The terms of the New Agreement shall be identical to the terms of the Agreement. Specifically, FFSC shall provide certain administrative and supervisory services to the Money Market Portfolio and the Flexible Asset Allocation Portfolio (each a "Portfolio") of the Fund, at AAI's expense. For providing such services, AAI will pay FFSC an annual fee of $25,000 plus a monthly fee of 0.05% of the average daily net assets of each of the above-referenced Portfolios.

         If approved by the affirmative vote of a majority of the outstanding voting shares of each Portfolio, the New Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually either (i) by the board of directors of the Fund, or (ii) by a vote of a majority of the outstanding voting shares of each Portfolio, provided that in either event such continuance shall also be approved by a majority of the directors who are not parties to the New Agreement, or interested persons of the Fund or FFSC, cast in person at a meeting called for the purpose of voting on such approval.


RECOMMENDATION AND VOTE REQUIRED

         At the Special Meeting, shareholders of the Fund will be asked to approve or disapprove the New Agreement. The board of directors of the Fund believes that approval of the New Agreement is in the best interests of the Fund. In the event the New Agreement is not approved by the Fund's shareholders, the board of directors will take such action as it deems to be in the best interests of the Fund, which may include calling a meeting of the shareholders to vote on another Administration Agreement.

         The approval or disapproval of the New Agreement requires the vote of a majority of the outstanding voting shares of each Portfolio of the Fund, at a meeting of shareholders at which a quorum is present, in person or by proxy. Abstention votes will not be counted as either a "FOR" or "AGAINST" vote, but will be included in the number of shares represented at the Special Meeting for quorum purposes.

         THE BOARD OF DIRECTORS OF THE FUND, INCLUDING A MAJORITY OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE PROPOSED NEW AGREEMENT AMONG THE FUND, FFSC, AND AAI.

                             ---------------------

                                 PROPOSAL NO. 2

                             ELECTION OF DIRECTORS

                             ---------------------

ELECTION OF DIRECTORS

         Pursuant to the Articles and By-Laws of the Fund, the number of directors of the Fund shall be eight. However, it is expected that, if the New Board is elected, all current directors of the Fund will resign contemporaneously with such election and the By-Laws of the Fund will thereupon be amended to reduce the number of directors of the Fund to five. The following persons have been nominated for election to the board as the entire board of directors, to hold office until until their successors are elected and qualified. The nominees are: Michael A. Cavataio, Michael A. Conway, Carleton
D. Pearl, Richard J. Peters and Donald W. Phillips. These nominees are not currently members of the board of directors of the Fund. All nominees for election as director have consented to being named in this Information Statement and have agreed to serve if elected. Should any of the nominees be unable to accept the nomination or election, which the Fund has no reason to anticipate, another person or persons may be nominted for election as director.

         As a result of Aon Corporation's desire to reconstitute the board of directors of the Fund upon the sale of Life of Virginia as described above, the tenure of the current board of directors of the Fund is expected to terminate upon the election of the New Board.


INFORMATION CONCERNING NOMINEES

         The following table shows the nominees who are standing for election as director and their principal occupations which, unless specific dates are shown, are of more than five years' duration, although the titles held may not have been the same throughout.


                                                                                                 Share
 Name                        Postition           Age    Business Experience                   Ownership (1)
 ----                        ---------           ---    -------------------                   -------------

 Michael A. Cavataio         Director Nominee    52     Director and Vice-Chairman and        _____ (2)
 3125 Ramsgate Road                                     Advisor, Pioneer Financial Services.
 Rockford, IL  61114                                    President, Rockford Lillian's Inc.,
                                                        1984 to 1995.  Real estate
                                                        developer.  Director, Today's
                                                        Bancorp. Director, Today's Bank
                                                        East.

 Michael A. Conway*          Director Nominee    [  ]   President, Aon Advisors, Inc.
 123 North Wacker Drive
 29th Floor
 Chicago, IL  60606


                                                                                                 Share
 Name                        Postition           Age    Business Experience                   Ownership (1)
 ----                        ---------           ---    -------------------                   -------------
 Donald W. Phillips          Director Nominee    47     Chairman, Equity Institutional
 2 North Riverside Plaza                                Investors, Inc. and Executive Vice
 Chicago, IL  60606                                     President, Equity Group Investments,
                                                        Inc. Director, Capsure, Inc.
                                                        Director, Sit Mutual Funds Group.

 Carleton D. Pearl           Director Nominee    [  ]   Senior Vice President & Treasurer,
                                                        McDonald's Corporation.

 Richard J. Peters           Director Nominee    [  ]   Chief Financial Officer, Penske
                                                        Corporation.


*  These nominees are "interested persons" of the Fund, as defined in the 1940
   Act.

(1) Full shares of the Fund owned beneficially as of __________ __, 1996, based on information furnished by each nominee. On that date, the directors and officers of the Fund, as a group, beneficially owned __________, constituting _____%, of the Fund's outstanding shares.

(2) Beneficial ownership shared by members of Pioneer Financial Services Investment Committee, of which Mr. Cavataio is the committee chairman, and by the chief financial officer of Pioneer Financial Services.

         [Since the beginning of the Fund's fiscal year ended October 31, 1995, no transactions involving purchases or sales of securities of AAI or Aon Corporation or any of their affiliates by any member of, or nominee for, the board of directors of the Fund were made in an amount exceeding 1% of the outstanding securities of any class of AAI, Aon Corporation or any of their affiliates.] [Cavataio ownership]

         [Insert information on interest of nominees in the investment advisor, principal underwriter or administrator, if any]

         [Describe any material legal proceedings to which any nominee is a party adverse to Fund, if any]


CURRENT DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

         The following schedule sets forth certain information furnished by each of the current directors and principal executive officers of the Fund.

Name                      Position                          Age     Business Experience
----                      --------                          ---     -------------------
John J. Palmer*           President and Director            [  ]    Director, AAI, since 1987.  Director, Life
                                                                    of Virginia, since 1986.  President,

                                                                    LOVSF, since 1986.  President, FFSC, since 1992.

Wallace L. Chandler       [President and] Director          [  ]    Director, Universal Corporation, since
P.O. Box 25099                                                      1986.  Vice
Richmond, VA  23260                                                 Chairman, Universal Corporation, until December 31, 1988.
                                                                    Director, Lawyer's Title Corporation, since 1991.  Director,
                                                                    Regency Financial Shares, Inc., since 1989 and Chairman since
                                                                    1992.  Director and Vice Chairman, Regency Bank, from 1987 to
                                                                    1992.

John E. Leard             Director                          [  ]    Retired Vice President, Richmond
6207 Monument Ave.                                                  Newspapers,  Richmond, VA  23226
                                                                    Inc. Retired Executive Editor, the Richmond Times-Dispatch and
                                                                    The Richmond News Leader.

Robert P. Martin          Director                          [  ]    Self-employed investment consultant
P.O. Box 12085                                                      since 1985.  Managing Director,
Richmond, VA  23241                                                 Continental Investment Advisors, Ltd., 1984 to 1985.

J. Clifford Miller, III   Director                          [  ]    Account Executive, Davenport & Co. of
7103 Glen Parkway                                                   Virginia, Inc., since 1992.  Owner, Miller
Richmond, VA  23229                                                 Farms.  Consultant since 1988.  Head-Upper School, Collegiate
                                                                    Schools, until 1988.  Director, Miller Manufacturing Co., Inc.
                                                                    General Partner, Miller Land Fund, since 1987.

Lawrence R. Miller*       Vice President and Director       [  ]    Vice-President -Investments, Combined
123 North Wacker Drive                                              Insurance Company of America, since
Chicago, IL  60606                                                  1986.  Senior Executive Director, AAI, since 1991.  Executive
                                                                    Director, AAI, 1987-1990.  Executive Director, Continental
                                                                    Investment Advisors, Ltd., from 1986 to 1987.

J. Garnett Nelson*        Director                          [  ]    Director, Life of Virginia, from 1989 to 1995.  Senior Vice
                                                                    President, Life of Virginia, 1988-1995.  Executive Director,
                                                                    AAI, from 1986 to 1995.  Director, RAC Income Fund, Inc.
                                                                    Director, Lawyer's Title Company, since 1992.

Lee A. Putney             Director                          [  ]    Director, Regency Financial Services,
4208 Sulgrave Road                                                  Inc., since 1989.  Director, Regency
Richmond, VA  23221                                                 Bank, since 1987.  Managing Partner, KPMG Peat Marwick, from
                                                                    1964 to 1985.

Jerry G. Overman*         Vice President                    [  ]    Treasurer and Director of Investment Services, AAI, since 1985.
                                                                    Treasurer, Life of Virginia, since 1988.  Second Vice President and Treasurer of Continental Investment Advisors, Ltd., from
                                                                    1984 to 1986.

Linda L. Lanam*           Secretary                         [  ]    Corporate Secretary, Life of Virginia and a number of Life of
                                                                    Virginia affiliates, since 1992.  Vice President and Senior
                                                                    Counsel, Life of Virginia, since 1989.  Vice President and
                                                                    Senior Counsel, Union Fidelity Life Insurance Company, from 1986 to 1989.

Scott R. Reeks*           Treasurer                         [  ]    Director of Marketing Administration and Equity Operations, Life
                                                                    of Virginia, since 1991.  Manager-Equity Operations, Life of
                                                                    Virginia, from 1986 to 1991.  Treasurer, Vice President and
                                                                    Manager of Operations, FFSC, since 1985.  Treasurer, LOVSF since
                                                                    1985.

* These individuals are "interested persons" of the Fund, as defined in the 1940 Act.

         Each of the current directors of the Fund , except Lawrence R. Miller, also serves as a director of LOVSF.

         The tenure of each current director will terminate upon the election of the New Board at the Special Meeting. Each current officer will hold his respective position until his successor is duly elected or appointed or until he is removed by the board of directors of the Fund, whichever shall occur first. Unless otherwise noted, the address of each individual listed above is 6610 West Broad Street, Richmond, Virginia 23230.

MEETINGS AND COMMITTEES

         The Fund does not have an active nominating, standing or compensation committee. The Fund has an active audit committee currently consisting of Messrs. __________ and __________. The audit committee meets periodically with the Fund's independent accountants and the executive officers of the Fund.
This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. During the year ended October 31, 1995, the board of directors of the Fund met _____ times and the audit committee met _____ times. Each director attended seventy-five percent or more of the total meetings of the directors and the committees of the directors on which he served which were held during the year.

COMPENSATION OF OFFICERS AND DIRECTORS

         Directors or officers who are interested persons of AAI or any of its affiliates do not receive any consideration from the Fund for their services to the Fund. The directors who are not interested persons of the Fund are compensated by the Fund at a rate of $4,000 annually, plus $250 per board or committee meeting attended. In addition, directors who are compensated by the Fund are also reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Fund.

         Set forth below is a compensation table listing, for each current director entitled to receive compensation, the aggregate compensation received from the Fund for its last fiscal year, and the total compensation received from the Fund and LOVSF.

                        TABLE OF DIRECTORS' COMPENSATION


                                    Aggregate Compensation          Total Compensation from
 Director                           from Fund                       Fund and LOVSF
 --------                           ----------------------          -----------------------
 Mr. Chandler                               $4,700                           $7,500
 Mr. Leard                                  $5,000                           $8,000
 Mr. Martin                                 $5,000                           $8,000
 Mr. C. Miller                              $5,000                           $8,000
 Mr. Putney                                 $5,000                           $8,000

         Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.


RECOMMENDATION AND VOTE REQUIRED

         The election of any director requires the vote of a plurality of the shares voted, regardless of class, at a meeting of shareholders at which a quorum is present, in person or by proxy. This means that the five nominees receiving the largest number of votes will be elected. Accordingly, a plurality of all votes cast by shareholders of the Money Market Portfolio and the Flexible Asset Allocation Portfolio, regardless of class, shall be required to elect each director. Abstention votes will not be counted as either a "FOR" or "AGAINST" vote, but will be included in the number of shares represented at the Special Meeting in person or by proxy for quorum purposes.

         THE BOARD OF DIRECTORS OF THE FUND MAKES NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF MESSRS. CAVATAIO, CONWAY, PEARL, PETERS AND PHILLIPS AS MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND.

                            -----------------------

                                 PROPOSAL NO. 3

                                RATIFICATION OF
                            INDEPENDENT ACCOUNTANTS

                            -----------------------


         The board of directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund, has selected Ernst & Young LLP, an independent accounting firm, to serve as independent certified public accountants to the Fund for the fiscal year ending October 31, 1996. Ernst & Young LLP was selected as independent accountants to Aon Corporation and its subsidiaries in 1986, has served as independent accountants to the Fund since September 26, 1991 and reports directly to the Fund's audit committee. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examinations of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultations on matters relating to accounting and financial reporting.


RECOMMENDATION AND VOTE REQUIRED

         At the Special Meeting, shareholders of the Fund will be asked to consider ratification of the selection of Ernst & Young LLP as independent accountants for the Fund. It is the belief of the board of directors that the employment of Ernst & Young LLP for the 1996 fiscal year would be in the best interests of the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting.

         The ratification of the selection of the independent accountants requires the vote of a majority of the shares voted, regardless of class, at a meeting of shareholders at which a quorum is present, in person or by proxy. Abstention votes will not be counted as either a "FOR" or "AGAINST" vote, but will be included in the number of shares represented at the Special Meeting in person or by proxy for quorum purposes.

         THE BOARD OF DIRECTORS OF THE FUND, INCLUDING A MAJORITY OF NON-INTERESTED DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ---------------------

                             SHAREHOLDER PROPOSALS

                             ---------------------

         The Fund is not required to hold annual meetings of shareholders and the Fund currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's By-laws. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund hereafter called must be received by the Fund a reasonable time before the board of directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Fund at 6610 West Broad Street, Richmond, Virginia 23230.


                             ---------------------

                             ADDITIONAL INFORMATION

                             ---------------------

         The Fund knows of no other matters that may come before the meeting.

         The Fund's policy, as permitted by Virginia law and expressed in its By-Laws, is to forgo the holding of future shareholder meetings unless mandated by provisions of the 1940 Act or applicable state law. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time.


                                                   John J. Palmer
                                                   President


March __, 1996

                               Appendix A

                 [To be included in definitive materials]